UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2013

C. R. Bard, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	001-6926	22-1454160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Central Avenue Murray Hill, New Jersey		07974
(Address of principal executive offices)		(Zip Code)

(908) 277-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 14, 2013, C. R. Bard, Inc. (through a wholly-owned subsidiary) completed the previously-announced acquisition of Rochester Medical Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C. R. BARD, INC.

Date: November 14, 2013	By:	/s/ Richard C. Rosenzweig
Name: Richard C. Rosenzweig
Title: Vice President, Law and Assistant Secretary